                                  EXHIBIT 99.5


                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT (this "AGREEMENT") dated as of December 30,2004, and with an effective date of January 2nd, 2004, ("EFFECTIVE DATE") between Markland Technology, Inc. (including, as the context may require, its subsidiaries, the "COMPANY"), a Florida corporation, and Kenneth Ducey Jr., (the "EMPLOYEE"), located in Ridgefield, CT 06877.

         WHEREAS, the Company and Employee had previously entered into an employment agreement dated May 12, 2004, (the "PRIOR AGREEMENT"); and

         WHEREAS, the Company wishes to employ the EMPLOYEE to render services for the Company on the terms and conditions set forth in this Agreement, and the Employee wishes to be retained and employed by the Company on such terms and conditions; and

         WHEREAS, to accomplish the foregoing, the Company and Employee wish to supplant the prior Agreement with this Agreement from the Effective Date.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Termination of Prior Agreement; Current ENGAGEMENT -The Prior Agreement is hereby deemed performed through the Effective Date and is hereby terminated as of the Effective Date. The Company hereby employs the Employee, and the Employee accepts such engagement and agrees to perform services for the Company, for the period and upon the other terms and conditions set forth in this Agreement.

2. TERM - Unless terminated at an earlier date in accordance with Section 8 of this Agreement or otherwise extended by agreement of the parties, the term of the Employee's engagement hereunder shall be for a period of five years, commencing on January 2, 2004. The period of engagement may be extended by written agreement or e-mail between the parties, provided that certain provisions relating to compensation may change upon commencement of any extension hereto.

3. POSITION AND DUTIES

                  (a) SERVICE WITH COMPANY - During the term of the Employee's engagement, the Employee agrees to perform such reasonable services as the Board of Directors of the Company (the "BOARD") shall assign to Employee from time to time. The Employee shall commence as a Director and an officer of the Company with the title of President.

                  (b) PERFORMANCE OF DUTIES - The Employee agrees to serve the Company faithfully and to the best of Employee's ability and to devote a reasonable amount of time, attention and efforts to the business and affairs of the Company during Employee's engagement by the Company. The Employee hereby confirms that Employee is under no contractual commitments inconsistent with Employee's obligations set forth in this Agreement and that during the term of this Agreement, Employee will not render or perform services for any other corporation, firm, entity or person, which are inconsistent with the provisions of this Agreement. While Employee remains employed by the Company, the Employee may participate in reasonable professional, charitable, and/or personal investment activities so long as such activities do not interfere with the performance of Employee's obligations under this Agreement.

4. COMPENSATION

                  (a) BASE CONSIDERATION - As compensation for services to be rendered by the Employee under this Agreement, the Company shall pay to the Employee during the term of the contract a base payment of $15,000.00 gross per month (total of $180,000 per year, the "ANNUAL SALARY"), which payment shall be paid in arrears in accordance with the Company's normal procedures and policies.

                  (b) INCENTIVE COMPENSATION - In addition to the base payment, the Employee shall be eligible to participate in any bonus or incentive compensation plans that may be established by the Board from time to time applicable to the Employee's services.

                  (c) EXPENSES- The Company will pay or reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by Employee in the performance of Employee's duties under this Agreement, including initiation fees for membership in a local club, subject to the Company's normal policies for expense verification. In addition, Company agrees to provide Employee with up to $5,000 monthly for auto expense, business office expense, and life insurance expenses.

                  (d) INITIAL GRANT OF STOCK - The company agrees to CONDITIONALLY grant to Employee shares of common stock in the Company (the "COMMON STOCK") at five different periods: (i) the first ("GRANT ONE") being upon the conclusion of a 90 day period following the Effective Date, (ii) the second ("GRANT TWO") being upon the conclusion of a 180 day period following the Effective Date, (iii) the third ("GRANT THREE") being upon the conclusion of a 210 day period following the Effective Date, (iv) the fourth ("GRANT FOUR") being upon conclusion of a 1 year period following the Effective Date and the fifth ("GRANT FIVE") being upon conclusion of a 2 year period following the Effective Date, the sixth ("GRANT SIX") being upon conclusion of a 3 year period following the Effective Date and the seventh the ("GRANT SEVEN") being upon conclusion of a 4 year period following the Effective Date (Grant One, Grant Two, Grant Three, Grant Four, and Grant Five may be referred to as "GRANT" or "GRANTS"). Each Grant shall be equivalent to a "STOCK PERCENTAGE" of the Company Equity (defined below) calculated as of the "FINAL DATE" associated with that Grant, as follows:

     ------------------------------------ ---------------------------------- ----------------------------------

                    GRANT                         STOCK PERCENTAGE                      FINAL DATE
     ------------------------------------ ---------------------------------- ----------------------------------
     Grant One                                           .5%                           April 1, 2004
     ------------------------------------ ---------------------------------- ----------------------------------

     Grant Two                                          .25%                           July 1, 2004
     ------------------------------------ ---------------------------------- ----------------------------------

     Grant Three                                        .25%                          October 1, 2004
     ------------------------------------ ---------------------------------- ----------------------------------

     Grant Four                                          .5%                          January 3, 2005
     ------------------------------------ ---------------------------------- ----------------------------------

     Grant Five                                          .5%                            July 1, 2006
     ------------------------------------ ---------------------------------- ----------------------------------


         The Grant will be earned based upon PERFORMANCE CRITERIA achieved by the Company as defined below. At any time after the Company has implemented an effective ESOP program the Employee may opt to accept option grants in lieu of restricted Common Stock Grants of an equivalent value to the Common Stock Grant. The Employee may do so at each individual Grant date.

         The number of shares of Common Stock reflected by the Stock Percentage ("Employee's Shares") shall be calculated against all issued and outstanding capital stock or other equity or conversion right in the Company inclusive of warrants (in aggregate the "Company Equity"). With respect to any convertible stock of the Company, including without limitation preferred stock classes C and D, and any other conversion right, the calculation determining the number of Employee's Shares shall be made as if each such conversion had taken place in accordance with the conversion rights associated with such security, (without regard to limitations on the number of shares that may be converted in a single instance or in a defined period), on the Final Date ("Imputed Conversion"). The price of the Common Stock to be used for calculating the Imputed Conversion shall be the average price of the Common Stock for the 10 business days prior to the Final Date reflected on the NASD/OTCBB Market or if the Common Stock is no longer listed on that market, the principal securities exchange or trading market on which the Common Stock is listed or traded, including the pink sheets. With respect to each Grant the final calculation of the total number of Employee's Shares shall be made within fifteen days of the Final Date, in accordance with the following formula ("Formula"):

                  Total # Employee's Shares = applicable Stock Percentage x the Company Equity

                  The Company Equity = total Common Shares outstanding including options and warrants as of the Final Date
                                       + number of Common Shares resulting from Imputed Conversion

         Each Grant is CONDITIONED upon the Company achieving its year-end performance objectives for revenue and profitability, based on a plan to be ratified by the Board of the Company during regularly scheduled meetings for each of the applicable years. For example, whether Grant One occurs will be measured against the plan set forth by the Board in the first quarter of year 2004 for year 2004.

         The subject shares issued via each share grant are non transferable and subject to forfeiture.

                  (e) Registration - All Employee's Shares and Accrued Shares (collectively hereafter referred to as "Employee's Shares") may be unregistered, unless registered prior to issuance.

                  Such unregistered shares shall bear the following legend.

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS OF THE CORPORATION SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER HEREOF, DATED DECEMBER 30, 2004, A COPY OF WHICH WILL BE PROVIDED TO THE HOLDER HEREOF BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         EMPLOYEE'S SHARES SHALL NOT CONTAIN THE LEGEND SET FORTH ABOVE, NOR ANY OTHER RESTRICTIVE LEGEND, IF ALL OF THE FOLLOWING CONDITIONS ARE
         SATISFIED: (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT FOR THE EMPLOYEE'S SHARES AT THE TIME; AND (ii) THE EMPLOYEE HAS DELIVERED A CERTIFICATE TO THE COMPANY TO THE EFFECT THAT THAT EMPLOYEE WILL COMPLY WITH ALL APPLICABLE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT IN ANY SALE OR TRANSFER OF THE EMPLOYEE'S SHARES BY THE EMPLOYEE. THE COMPANY AGREES THAT IT WILL PROVIDE THE EMPLOYEE, UPON REQUEST, WITH A CERTIFICATE OR CERTIFICATES REPRESENTING EMPLOYEE'S SHARES FREE FROM SUCH LEGEND, AT SUCH TIME AS SUCH LEGEND IS NO LONGER REQUIRED HEREUNDER. ALTERNATIVELY THE COMPANY AGREES THAT IT WILL PROVIDE THE EMPLOYEE UPON REQUEST WITH A CERTIFICATE OR CERTIFICATES REPRESENTING A PORTION OF EMPLOYEE'S SHARES (NOT TO EXCEED 750,000 SHARES) FREE FROM SUCH LEGEND, UPON RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT A SALE OF SUCH SHARES IS DEEMED NOT TO BE A DISTRIBUTION PURSUANT TO 17 CFR 230.144 ("RULE 144"). THE COMPANY MAY NOT MAKE ANY NOTATION ON ITS RECORDS NOR GIVE INSTRUCTIONS TO ANY TRANSFER AGENT OF THE COMPANY WHICH ENLARGES THE RESTRICTIONS OF TRANSFER SET FORTH IN THIS SECTION.

                  (f) REGISTRATION RIGHTS - In the event of a registration of Company common stock following the Final Date, Employee shall have the right to participate in such registration at Company's expense. Additionally, for a period of five years from the date of this Agreement, Employee shall have preemptive rights in the event of any potentially dilutive event (excluding exercise of any conversion rights accounted for in the Imputed Conversion in Paragraph 4 (d) above), such that Employee may, within a reasonable time, elect to participate in such dilutive event under the terms thereof to maintain Employee's then current percentage interest in the Company.

                  (g) BONUS: Employee shall be eligible to receive a bonus as may be payable pursuant to the performance criteria as described below in Section (h). The Bonus shall be based on 300% of the Employee's Annual Salary.

                  (h) PERFORMANCE CRITERIA: For any quarter of the company's operation the employee may be eligible for a portion of his bonus if the company achieves revenue or revenue and profit milestones set forth by the Board in its periodic meetings. For the first year of this Agreement, the milestone shall be $1 million in each quarter and $6 million for the calendar year 2004.

                  (i) CHANGE OF CONTROL - In the event of a change of control of the Company during the period covered by this Agreement, all stock grants listed above shall be granted immediately and all cash and expense compensation due for the earlier of 1) three years from the date of change of control, or 2) until the end of the Term of this Agreement, shall be placed in escrow in an account established by the Company with the designated escrow agent. The designated escrow agent shall be Mr. David Broadwin Esq. of Foley & Hoag of Boston, MA. A change of control will be defined as a change in the majority ownership of the Company Equity of the Company, or the resignation or termination of the majority of the directors on the Board within a 2 month period or the replacement of either the CEO, President, or CFO of the Company This takes place regardless of cause.

                  (j) STOCK RESTRICTION AND REPURCHASE - Prior to satisfaction of the following conditions (the "CONDITIONS"): (i) there is an effective Registration Statement under the Securities Act covering the Employee's Shares; and (ii) the Employee has delivered a certificate to the Company to the effect that that Employee will comply with all applicable prospectus delivery requirements under the Securities Act in any sale or transfer of the Employee's Shares by the Employee, neither the Employee's Shares nor any interest therein shall be sold, assigned or otherwise transferred, whether by operation of law or otherwise, except to the Company pursuant to this Agreement, provided that the Employee may transfer such shares to members of his or her immediate family for estate planning purposes so long as such transferees agree, in writing, to be bound by the terms of this agreement, and further provided that the Employee may sell up to seven hundred fifty thousand (750,000) of such Shares pursuant to Rule 144.

         The Company shall not be required to transfer any Shares on its books which have been transferred in violation of this Agreement, or to treat as owners of such Shares, or accord the right to vote as such owner, or to pay dividends to any person or organization to which any such Shares have been sold, assigned or otherwise transferred in violation of this Agreement.

         In the event that the Employee ceases to be employed by the Company, for any reason or no reason, with or without cause, the Company shall have the right and option to purchase from the Employee or his personal representative, as the case may be, for the sum of $0.01 per Share, up to, but not exceeding, the aggregate number of Employee's Shares issued, less the number of Employee's Shares for which the Conditions have been satisfied or have been disposed of pursuant to Rule 144.

         The Company may exercise its Repurchase Option by delivering or mailing to the Employee (or his estate), within sixty (60) days after the Employee's last day of employment with the Company (the "TERMINATION DATE"), a written notice of exercise of the Repurchase Option. Such notice shall specify the number of Shares to be purchased and shall be accompanied by a check in the amount of the purchase price for such Shares. If, and to the extent that, the Repurchase Option is not exercised by so giving the aforementioned notice within such sixty (60) day period, the Repurchase Option shall automatically expire and terminate effective upon the expiration of the sixty (60) day period. The Company, upon termination or exercise of the Repurchase Option, shall deliver to the Employee (or his estate) a certificate representing the shares, if any, as to which he is entitled to ownership free and clear of such Repurchase Option.

         All notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested to the Employee (or his estate) at his or her address shown on the records of the Company. Any notice so sent by registered or certified mail shall be deemed received by the Employee upon mailing.

5. CONFIDENTIAL INFORMATION - Except as permitted or directed by the Company's Board of Directors, during the term of Employee's engagement or at any time thereafter, the Employee shall not divulge, furnish or make accessible to anyone or use in any way (other than in the ordinary course of the business of the Company) any confidential or secret knowledge or information of the Company that the Employee has acquired or become acquainted with or will acquire or become acquainted with prior to the termination of the period of Employee's engagement by the Company (including engagement by the Company or any affiliated companies prior to the date of this Agreement) whether developed by Employee self/herself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Company, any customer or supplier lists of the Company, any confidential or secret development or research work of the Company, or any other confidential information or secret aspects of the business of the Company. The Employee acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of the Company and represents a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. Both during and after the term of Employee's engagement, the Employee will refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that is now published and publicly available or which subsequently becomes generally publicly known in the form in which it was obtained from the Company, other than as a direct or indirect result of the breach of this Agreement by the Employee.

6. VENTURES - If, during the term of Employee's engagement the Employee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties, all rights in such project, program or venture shall belong to the Company, unless prior written consent from the Company is obtained. Except as approved by the Company's Board of Directors, the Employee shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the compensation to be paid to the Employee as provided in this Agreement. The Employee shall not enter into any arrangement through which Employee acquires or may acquire any interest, direct or indirect, in any vendor or customer of the Company other than Employee. This Section 6 does not include any compensation received by Employee through his involvement with Asset Growth Partners.

7. Patent and Related Matters; Disclosure and Assignment - The Employee will promptly disclose in writing to the Company complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product, whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by the Employee, either solely or in collaboration with others, during the term of this Agreement, whether or not during regular working hours, relating either directly or significantly and indirectly to the business, products, practices or techniques of the Company ("Developments"). The Employee, to the extent that Employee has the legal right to do so, hereby acknowledges that any and all of the Developments are the property of the Company and agrees to assign and hereby assigns to the Company any and all of the Employee's right, title and interest in and to any and all of the Developments ("Assignment"). During the period commencing upon the day after the Employee's last day performing services for the Company and ending one year after termination of the Employee's engagement with the Company, at the reasonable request of the Company, the Employee will confer with the Company and its representatives for the purpose of disclosing all Developments to the Company, provided that such conference is at the Company's expense and Employee is compensated at no less that a rate of $250 per hour for Employee's time.

                  (a) LIMITATION ON SECTION 7(a) - The provisions of Section 7 shall not apply to any Development meeting the following conditions:
         (i) such Development was developed entirely on the Employee's own time without the use of any Company equipment, supplies, facility or trade secret information; and (ii) such Development does not relate directly or significantly to the business of the Company to the Company's actual or demonstrably anticipated research or development; or result from any work performed by the Employee for the Company.

                  (b) COPYRIGHTABLE MATERIAL - All right, title and interest in all copyrightable material that the Employee shall conceive or originate, either individually or jointly with others, and which arise out of the performance of this Agreement, will be the property of the Company and are by this Agreement assigned to the Company along with ownership of any and all copyrights in the copyrightable material. Upon request and without further compensation therefor, but at no expense to the Employee, the Employee shall execute all papers and perform all other acts necessary to assist the Company to obtain and register copyrights on such materials in any and all countries, except that Employee shall be compensated at no less that a rate of $250 per hour for Employee's time for compliance with this provision following termination or expiration of this Agreement. Where applicable, works of authorship created by the Employee for the Company in performing Employee's responsibilities under this Agreement shall be considered "WORKS MADE FOR HIRE," as defined in the U.S. Copyright Act. To the extent not considered as work made for hire, such works will be considered assigned to the Company under the Assignment provision of this Section 7.

                  (c) KNOW-HOW AND TRADE SECRETS - All know-how and trade secret information conceived or originated by the Employee that arises out of the performance of Employee's obligations or responsibilities under this Agreement or any related material or information shall be the property of the Company, and all rights therein are by this Agreement assigned to the Company.

8. TERMINATION OF ENGAGEMENT; (a) GROUNDS FOR TERMINATION - The Employee's engagement shall terminate prior to the expiration of the initial term set forth in Section 2 or any extension thereof in the event that at any time: (i) The Employee dies, (ii) The Board elects to terminate this Agreement for "cause" and notifies the Employee in writing of such election, (iii) The Board elects to terminate this Agreement without "cause" and notifies the Employee in writing of such election, (iv) The Employee elects to terminate this Agreement and notifies the Company in writing of such election, or (v) The Employee elects to terminate this Agreement for "good reason" (as defined below) and notifies the Company in writing of such election.

                  If this Agreement is terminated pursuant to clause (i) or (ii) of this Section 8(a), such termination shall be effective immediately. If this Agreement is terminated pursuant to clause (iii), (iv), or (v) of this Section 8(a), such termination shall be effective 30 days after delivery of the notice of termination.

                  (b) "CAUSE" DEFINED - "Cause" means: (i) The Employee has breached the provisions of Section 5, 6 or 7 of this Agreement in any material respect, (ii) The Employee has engaged in willful and material misconduct, including willful and material failure to perform the Employee's duties as an officer or Employee of the Company and has failed to cure such default within 30 days after receipt of written notice of default from the Company, (iii) The Employee has committed fraud, misappropriation or embezzlement in connection with the Company's business, or (iv) The Employee has been convicted or has pleaded NOLO CONTENDERE to criminal misconduct (except for parking violations, occasional minor traffic violations and other similar minor violations).

                  (c) EFFECT OF TERMINATION - Notwithstanding any termination of this Agreement, the Employee, in consideration of Employee's engagement hereunder to the date of such termination, shall remain bound by the provisions of this Agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of the Employee's engagement.

                  (d) SURRENDER OF RECORDS AND PROPERTY- Upon termination of Employee's engagement with the Company, the Employee shall deliver promptly to the Company all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof that relate in any way to the business, products, practices or techniques of the Company, and all other property, trade secrets and confidential information of the Company, including, but not limited to, all documents that in whole or in part contain any trade secrets or confidential information of the Company, which in any of these cases are in Employee's possession or under Employee's control.

                  (e) PAYMENT CONTINUATION - If the Employee's engagement by the Company is terminated by the Company pursuant to clause (iii) of
         Section 8(a) or by Employee for Good Reason pursuant to clause (v) of
         Section 8(a), the Company shall continue to pay to the Employee Employee's base payment (less any payments received by the Employee from any disability income insurance policy provided to Employee by the Company) and shall continue to provide health insurance benefits for the Employee through the earlier of (a) the date that the Employee has obtained other full-time engagement, or (b) three (3) months from the date of termination of engagement. If this Agreement is terminated pursuant to clauses (i), (ii) or (iv) of Section 8(a), the Employee's right to base payment and benefits shall immediately terminate, except as may otherwise be required by applicable law.

                  (f) "GOOD REASON" DEFINED - Good Reason shall mean: (i) the assignment of the Employee to any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee; (ii) any termination or reduction of a material benefit under any benefits plan in which the Employee participates unless (1) there is substituted a comparable benefit that is economically substantially equivalent to the terminated or reduced benefit prior to such termination or reduction or (2) benefits under such plan are terminated or reduced with respect to all Employees previously granted benefits thereunder; (iii) without limiting the generality of the foregoing, any material breach of this Agreement by the Company or any successor thereto.

9. INDEMNIFICATION - In the event that Employee is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that Employee is or was a director, officer, or member of a committee of the Board or serves or served any other corporation, partnership, joint venture, trust, Employee benefit plan or other enterprise in any capacity at the request of the Company, or resulting from any of Employee's actions in any of the foregoing roles Employee shall be indemnified by the Company and the Company shall advance Employee's related expenses to the fullest extent permitted by law (including without limitation, damages, costs and reasonable attorney fees), as may otherwise be provided in the Company's Certificate of Incorporation and ByLaws as incurred and will start prior to any judicial preceeding. The Company further covenants not to amend or repeal any provisions of the Certificate of Incorporation or Bylaws of the Company in any manner which would adversely affect the indemnification or exculpatory provisions contained therein as they pertain to acts. The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, each indemnified party and Employee's or her heirs and representatives. If the Company or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to such Person, then and in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume all of the obligations set forth in this section 9.

10. MISCELLANEOUS

                  (a) COUNTERPARTS - This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

                  (b) SEVERABILITY - Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provisions of this Agreement will not be affected or impaired thereby. In furtherance and not in limitation of the foregoing, should the duration or geographical extent of, or business activities covered by, any provision of this Agreement be in excess of that which is valid and enforceable under applicable law, then such provision shall be construed to cover only that duration, extent or activities which may validly and enforceably be covered.

                  (c) SUCCESSORS AND ASSIGNS - This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and, to the extent permitted by subsection (d), successors and assigns.

                  (d) ASSIGNABILITY - Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable (including by operation of law) by either party without the prior written consent of the other party to this Agreement, except that the Company may, without the consent of the Employee, assign its rights and obligations under this Agreement to any corporation, firm or other business entity with or into which the Company may merge or consolidate, or to which the Company may sell or transfer all or substantially all of its assets, or of which 50% or more of the equity investment and of the voting control is owned, directly or indirectly, by, or is under common ownership with, the Company. Provided such assignee explicitly assumes such responsibilities, after any such assignment by the Company, the Company shall be discharged from all further liability hereunder and such assignee shall thereafter be deemed to be the Company for the purposes of all provisions of this Agreement including this Section 10.

                  (e) MODIFICATION, AMENDMENT, WAIVER OR TERMINATION - No provision of this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason of this Agreement. No delay on the part of the Company or Employee in exercising any right hereunder shall operate as a waiver of such right. No waiver, express or implied, by the Company of any right or any breach by the Employee shall constitute a waiver of any other right or breach by the Employee.

                  (f) NOTICES - All notices, consents, requests, instructions, approvals or other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail, electronic facsimile or e-mail addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

         If to the Company:

                  Robert Tarini
                  Facsimile:  203-286-1608
                  Attn:  CEO
                  #207 - 54 Danbury Road
                  Ridgefield, CT  06877


         If to the Employee:

                  Ken Ducey, Jr.
                  Suite #204 - 90 Grove Street
                  Ridgefield, CT 06877


                  Any party may change the address set forth above by notice to the other party given as provided herein.

                  (g) HEADINGS - The headings and any table of contents contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

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

                  (h) GOVERNING LAW - ALL MATTERS RELATING TO THE
         INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF.

                  (i) VENUE; FEES AND EXPENSES - Any action at law, suit in equity or judicial proceeding arising directly, indirectly, or otherwise in connection with, out of, related to or from this Agreement, or any provision hereof, shall be litigated only in the state courts located in the State of Connecticut, County of Fairfield or the federal courts in the district which covers such county. The Employee and the Company consent to the jurisdiction of such courts. The prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in any such action.

                  (j) WAIVER OF RIGHT TO JURY TRIAL - Each party hereto hereby waives, except to the extent otherwise required by applicable law, the right to trial by jury in any legal action or proceeding between the parties hereto arising out of or in connection with this Agreement.

                  (k) THIRD-PARTY BENEFIT - Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

                  (l) WITHHOLDING TAXES - The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

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

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THIS AGREEMENT AND ANY EXHIBITS HERETO ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OR ALL PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

ACCEPTED AND AGREED:

MARKLAND TECHNOLOGY, INC.                   Ken Ducey, Jr.

By:  Robert Tarini
CEO

/s/ Robert Tarini                           /s/ Ken Ducey, Jr.
-----------------------------------         --------------------------------

Date: 12-30-2004                            Date: 12-30-2004



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